Kemper International Bond Fund

ANNUAL REPORT TO SHAREHOLDERS FOR
THE PERIOD ENDED DECEMBER 31, 1995

SEEKING TOTAL RETURN, A COMBINATION OF INCOME AND CAPITAL APPRECIATION, PRINCIPALLY THROUGH A PORTFOLIO OF INVESTMENT GRADE FOREIGN DEBT SECURITIES

"It was a remarkable [world bond market] performance when you consider that the year started in a mood of both nervousness and disappointment..."

Table of
Contents

3
Performance Update

5
World Market
Performance

6
Portfolio of
Investments

7
Report of
Independent Auditors

8
Financial Statements

10
Notes to
Financial Statements

13
Financial Highlights

At A Glance

-------------------------------------------------------------------------------
TOTAL RETURN*
-------------------------------------------------------------------------------

FROM FEBRUARY 1, 1995, THROUGH DECEMBER 31, 1995:

-------------------------------------------------------------------------------
KEMPER INTERNATIONAL
BOND FUND                               6.56%
-------------------------------------------------------------------------------


Return is historical and does not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.


-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------

                                    AS OF             AS OF
                                  12/31/95            2/1/95
-------------------------------------------------------------------------------
KEMPER INTERNATIONAL
BOND FUND                           $9.03             $9.00
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND FROM FEBRUARY 1, 1995, THROUGH DECEMBER 31, 1995.


                                                KEMPER
                                             INTERNATIONAL
                                               BOND FUND
-------------------------------------------------------------------------------
11 Month Income                                 $0.41
Short-Term Capital Gain                         $0.15
-------------------------------------------------------------------------------

Performance Update

[JOHNS PHOTO]

GORDON JOHNS JOINED KEMPER FINANCIAL SERVICES, INC. IN 1988 AND IS THE MANAGING DIRECTOR OF KEMPER INVESTMENT MANAGEMENT COMPANY LIMITED, LONDON, AND IS PORTFOLIO MANAGER OF KEMPER INTERNATIONAL BOND FUND. JOHNS GRADUATED WITH A B.A. IN LAW FROM BALLIOL COLLEGE, OXFORD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

WITH BOTH INTEREST RATES AND INFLATION LOW, MOST WORLD BOND MARKETS RALLIED IN 1995. BELOW PORTFOLIO MANAGER GORDON JOHNS DESCRIBES HOW HE POSITIONED KEMPER INTERNATIONAL BOND FUND TO TAKE FULL ADVANTAGE.

Q       GORDON, HOW WOULD YOU CHARACTERIZE THE WORLD GOVERNMENT BOND MARKETS'
PERFORMANCE IN 1995?

A       Nineteen of the 20 government markets tracked by Salomon Brothers**
produced double-digit returns, in U.S. dollar terms, in 1995. As strong as the U.S. bond market was in 1995, its performance was the fifth weakest of the 20 government markets.
        That should provide some perspective on how strong other government markets were, as both interest rates and inflation remained under control in most markets and for most of the year.
        It was a remarkable performance when you consider that the year started in a mood of both nervousness and disappointment from 1994.

**THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX THAT IS GENERALLY CONSIDERED REPRESENTATIVE OF WORLD GOVERNMENT BOND MARKETS. THIS INDEX SERVES AS A BENCHMARK TO WHICH WORLD INCOME BOND FUNDS COMPARE THEIR PERFORMANCE.

Q       YET WERE THERE MARKETS TO AVOID IN 1995?

A       Japan, which was the bottom-performer with a return of 9.6 percent in
U.S. dollar terms, is the most obvious. As a general guide, we'll have a minimum of approximately 15 percent of the portfolio invested in Japan. Japan is the largest weighting in the J.P. Morgan Government Bond Index ex-U.S., and we think that a minimum in Japan is prudent. We maintained a minimum level through most of the year. Japan in 1995 was plagued by many economic and fundamental problems. However, its outlook had improved slightly by the end of the year.
        On the other hand, we also avoided Sweden and perhaps shouldn't have. Sweden's economy was in serious trouble early in 1995, and we did not anticipate its quick recovery. But, growth picked up, government revenue rose and the result was a massive bond rally. Sweden was the best-performing market last year, returning 34.8 percent.

Q       WAS IT A TYPICAL YEAR -- OR WAS THERE ANYTHING THAT 1995 TAUGHT YOU
ABOUT WORLD BOND MARKETS?

A       World markets are dynamic, always changing. What surprised us last year was the unpredictability of the currency. Our investment assumptions always must consider currency fluctuations, of course. But the speed of the changes surprised us in 1995.
        In April, one dollar was worth 79.85 yen. But in just five months, the dollar shot to 104.55 yen -- an increase of 31 percent, which is a fairly dramatic change in a short time. For the year, our underweighted position in the yen was beneficial to the fund.
        Another surprise to us all was the moderate level of activity last

Performance Update


year. Consumers around the world did not go shopping, which means that consumers did very little to stimulate economic growth.

Q       WHAT CAN SHAREHOLDERS EXPECT IN 1996?


A       For the long term, we are encouraged by what we are calling a newfound fiscal rectitude. From Canada to New Zealand and also in Europe, governmental leaders are taking a more responsible attitude toward budget deficits. Bond markets take heart from apparently serious intentions to reduce deficits and rein in spending.
        For 1996, we think that the world background is generally benign for bond investors. Having enjoyed outstanding values in the first half of 1995, we have had a relatively cautious outlook since the summer. Overall, we believe markets will represent fair value.

Q       HOW, THEN, ARE YOU POSITIONING THE FUND -- AND WHAT ARE THE RISKS TO
YOUR STRATEGY?

A       Our view of the dollar has shifted in the last several months. We have now hedged 20 percent of the fund into U.S. dollars and also have a 10 percent position in New Zealand dollars.
        Slow growth made 1995's rallies possible in Europe. But slow growth keeps government revenues down, which makes it difficult to reduce the deficit. And, of course, such slow growth cannot help unemployment, which continues to be quite high in some countries.
        Finally, prospects for Japan seem mixed. The economy could grow quite sharply in the first part of 1996, which could in itself set back bond markets.
        We assess the political and currency attributes of each market on an ongoing basis, in an attempt to help maintain relatively strong and stable performance. In general, we believe that foreign bond markets and foreign currencies still represent significant opportunities.

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT IN
KEMPER INTERNATIONAL BOND FUND FROM 2/1/95 THROUGH 12/31/95
--------------------------------------------------------------------------------

                               2/1/95          6/30/95        12/31/95
--------------------------------------------------------------------------------
-KEMPER INTERNATIONAL
   BOND FUND(1)                $10,000          $10,467         $10,656
-J.P. MORGAN GOVERNMENT
   BOND INDEX+                 $10,000          $11,671         $11,846


1  Performance includes reinvestment of dividends.

The special risk considerations associated with an investment in the fund, including risks related to foreign investments and to a non-diversified investment company, are discussed in the prospectus. Risks associated with foreign securities, including fluctuating exchange rates, government regulations and differences in liquidity, may affect your investment. As a non-diversified investment company, the fund may invest more than 5% of its assets in the securities of a particular foreign government.

+ The J.P. Morgan Government Bond Index is an unmanaged index on a U.S. dollar total return basis with all dividends reinvested and is comprised of domestic government bonds from 15 countries. Source is Bloomberg.

World Market Performance


ALL MARKETS BUT JAPAN RETURNED 10% OR BETTER

THE GRAPH BELOW PRESENTS THE ONE-YEAR RETURNS OF 20 GOVERNMENT BOND MARKETS TRACKED BY SALOMON BROTHERS FOR THE PERIOD ENDING DECEMBER 29, 1995, EXPRESSED IN U.S. DOLLAR TERMS.


        Sweden              34.83%
       Denmark              30.56%
       Finland              30.51%
         Spain              29.48%
   Switzerland              29.17%
   Netherlands              28.39%
      Portugal              27.89%
        France              27.69%
       Belgium              27.15%
       Germany              25.91%
        Norway              24.93%
       Austria              24.38%
        Canada              23.45%
       Ireland              21.44%
         Italy              19.96%
 United States               18.3%
   New Zealand              15.96%
United Kingdom              15.62%
     Australia              14.94%
         Japan               9.57%


KEMPER INTERNATIONAL BOND FUND
Portfolio of Investments at December 31, 1995
(in thousands)

                                 GOVERNMENT OBLIGATIONS (75.8%)                LOCAL CURRENCY    U.S. DOLLAR
 CURRENCY                        AND CORPORATE OBLIGATIONS (19.4%)                  PRINCIPAL          VALUE
BRITISH POUND--14.0%
                                 United Kingdom, 10.00%, 2003                             772         $1,390
-----------------------------------------------------------------------------------------------------------------
FRENCH FRANC--22.8%
                                 Kingdom of Denmark, 5.50%, 1999                        2,500            506
                                 French Treasury, 8.50%, 2002                           2,100            480
                                 Republic of Portugal, 7.70%, 2005                      1,000            217
                                 Kingdom of Spain, 6.50%, 2001                          2,850            590
                                 --------------------------------------------------------------------------------
                                                                                                       1,793
                                 European Investment Bank, 8.75%, 2002                  2,100            483
                                 --------------------------------------------------------------------------------
                                                                                                       2,276
-----------------------------------------------------------------------------------------------------------------
GERMAN
DEUTSCHEMARK--16.8%
                                 Republic of Austria, 6.875%, 2000                        600            451
                                 Kingdom of Belgium, 7.00%, 2002                          500            372
                                 Republic of Finland, 8.25%, 2002                         500            393
                                 Federal Republic of Germany, 8.375%, 2001                575            460
                                 --------------------------------------------------------------------------------
                                                                                                       1,676
-----------------------------------------------------------------------------------------------------------------
JAPANESE YEN--14.6%
                                 Export-Import Bank of Japan, 4.375%, 2003             45,000            478
                                 IBRD, 4.75%, 2004                                     48,000            529
                                 KFW, 6.00%, 1999                                      40,000            451
                                 --------------------------------------------------------------------------------
                                                                                                       1,458
-----------------------------------------------------------------------------------------------------------------
NETHERLANDS
GUILDER--19.2%
                                 Dutch State Loan
                                 8.25%, 2002                                            1,650          1,180
                                 6.50%, 2003                                            1,125            735
                                 --------------------------------------------------------------------------------
                                                                                                       1,915
-----------------------------------------------------------------------------------------------------------------
NEW ZEALAND
DOLLAR--7.8%
                                 Government of New Zealand, 6.50%, 2000                 1,225            776
                                 -----------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--95.2%
                                 (Cost: $9,445)                                                        9,491
                                 -----------------------------------------------------------------------------
                                 CASH AND OTHER ASSETS, LESS LIABILITIES--4.8%                           473
                                 -----------------------------------------------------------------------------
                                 NET ASSETS--100%                                                     $9,964
                                 -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

The Fund is a non-diversified investment company and may invest a relatively high percentage of its assets in the obligations of a limited number of issuers.

Based on the cost of investments of $9,445,000 for federal income tax purposes at December 31, 1995, the aggregate gross unrealized appreciation was $191,000, the aggregate gross unrealized depreciation was $145,000 and the net unrealized appreciation was $46,000.

See accompanying Notes to Financial Statements.

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER INTERNATIONAL BOND FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper International Bond Fund as of December 31, 1995, the related statements of operations and changes in net assets and the financial highlights for the period from February 1, 1995 (initial public offering) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper International Bond Fund at December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period from February 1, 1995 to December 31, 1995 in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 16, 1996

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1995
(in thousands)

 ASSETS

Investments, at value
(Cost: $9,445)                                                                                  $ 9,491
-------------------------------------------------------------------------------------------------------
Cash                                                                                                190
-------------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                                   92
-------------------------------------------------------------------------------------------------------
  Interest                                                                                          255
-------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                 10,028
-------------------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Payable for:
  Investments purchased                                                                              51
-------------------------------------------------------------------------------------------------------
  Management fee                                                                                      6
-------------------------------------------------------------------------------------------------------
  Other                                                                                               7
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                64
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 1,104 SHARES OUTSTANDING,
NO PAR VALUE, EQUIVALENT TO $9.03 PER SHARE                                                     $ 9,964
-------------------------------------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                                                 $ 9,583
-------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                      (20)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and liabilities in foreign currencies          39
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                 362
-------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                                     $ 9,964
-------------------------------------------------------------------------------------------------------

 THE PRICING OF SHARES

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($9,964 / 1,104 shares outstanding)                                                               $9.03
-------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the period from February 1, 1995
(initial public offering) to December 31, 1995
(in thousands)

 NET INVESTMENT INCOME

 Interest income                                                                                   $428
-------------------------------------------------------------------------------------------------------
 Expenses:
  Management fee                                                                                     46
-------------------------------------------------------------------------------------------------------
  Professional fees                                                                                  19
-------------------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                           17
-------------------------------------------------------------------------------------------------------
   Total expenses                                                                                    82
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               346
-------------------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

 Net realized gain on sales of investments and foreign currency transactions                         54
-------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation on investments and
 assets and liabilities in foreign currencies                                                        39
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                              93
-------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $439
-------------------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the period from February 1, 1995
(initial public offering) to December 31, 1995
(in thousands)

OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
 Net investment income                                                                            $  346
--------------------------------------------------------------------------------------------------------
 Net realized gain                                                                                    54
--------------------------------------------------------------------------------------------------------
 Change in net unrealized appreciation                                                                39
--------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                 439
--------------------------------------------------------------------------------------------------------
Net equalization credits                                                                             525
--------------------------------------------------------------------------------------------------------
 Distribution from net investment income                                                            (427)
--------------------------------------------------------------------------------------------------------
 Distribution from net realized gain                                                                (156)
--------------------------------------------------------------------------------------------------------
Total dividends to shareholders                                                                     (583)
--------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                                                       9,483
--------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                       9,864
--------------------------------------------------------------------------------------------------------

 NET ASSETS

Beginning of period                                                                                  100
--------------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income of $362)                             $9,964
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper International Bond Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. Shares of the Fund are offered primarily for investment by institutions and high net worth individuals. Shares are offered at net asset value and the minimum initial investment is $1 million.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded options are valued based upon prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Trustees. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain or loss from investments and foreign currency transactions, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income includes premium and discount amortization on money market instruments and discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange by dividing the net assets by the number of outstanding shares. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value does not take place contemporaneously with the determination of the prices of the Fund's foreign securities.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $46,000 for the period ended December 31, 1995.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the period ended December 31, 1995, the Fund made no direct payments to its officers and incurred trustees' fees of $13,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the period ended December 31, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $31,024

                             Proceeds from sales                          21,747

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund for the period ended
                             December 31, 1995 (in thousands):

                                                                                            SHARES       AMOUNT
                                      --------------------------------------------------------------------------
                                      Shares sold                                            2,314       $20,425
                                      --------------------------------------------------------------------------
                                      Shares issued in reinvestment of dividends                64           582
                                      --------------------------------------------------------------------------
                                                                                             2,378        21,007
                                      --------------------------------------------------------------------------
                                      Shares redeemed                                       (1,285)      (11,524)
                                      --------------------------------------------------------------------------
                                      NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                       $ 9,483
                                      --------------------------------------------------------------------------

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY TRANSACTIONS   In order to protect itself against a decline in the
                             value of a particular foreign currency against another currency, the Fund has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements.
                             The Fund also bears the credit risk if the counterparty fails to perform under the contract.
                             At December 31, 1995, the Fund had outstanding forward foreign currency contracts as follows (in thousands):

                                                           IN
                             FOREIGN CURRENCY           EXCHANGE      SETTLEMENT       UNREALIZED
                            TO DELIVER/RECEIVE            FOR            DATE          GAIN (LOSS)
   ---------------------------------------------------------------------------------------------------------------
   Sales contracts    900 British pounds                 $1,400      February 1996      $  4
   ---------------------------------------------------------------------------------------------------------------
                      2,650 Dutch guilders                1,695      February 1996        37
                      --------------------------------------------------------------------------------------------
                      11,500 French francs                2,320      October 1996        (37)
                      --------------------------------------------------------------------------------------------
                      2,500 German marks                  1,777      January 1996         27
                      --------------------------------------------------------------------------------------------
                      304 New Zealand dollars               197      March 1996          ( 1)
   ---------------------------------------------------------------------------------------------------------------
   Purchase contracts 500 Australian dollars                369      August 1996         ( 1)
   ---------------------------------------------------------------------------------------------------------------
                      10,850 Danish krone                 1,959      December 1996         9
                      --------------------------------------------------------------------------------------------
                      4,200 Finnish markka                1,003      April 1996          (32)
                      --------------------------------------------------------------------------------------------
                      620 Irish punts                       987      June 1996             7
                      --------------------------------------------------------------------------------------------
                      1,100,000 Italian lire                661      November 1996         5
                      --------------------------------------------------------------------------------------------
                      6,190 Norwegian krone               1,006      January 1996        (26)
                      --------------------------------------------------------------------------------------------
                      74,000 Portuguese escudos             500      January 1996        ( 6)
                      --------------------------------------------------------------------------------------------
                     120,000 Spanish pesetas                958      September 1996        7
                     ---------------------------------------------------------------------------------------------
                      TOTAL                                                             $( 7)
                      --------------------------------------------------------------------------------------------


For the period from February 1, 1995 (initial public offering) to December 31, 1995



 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $9.00
-------------------------------------------------------------------
  Net investment income                                    .47
-------------------------------------------------------------------
  Net realized and unrealized gain                         .12
-------------------------------------------------------------------
Total from investment operations                           .59
-------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                  .41
-------------------------------------------------------------------
  Distribution from net realized gain                      .15
-------------------------------------------------------------------
Total dividends                                            .56
-------------------------------------------------------------------
Net asset value, end of period                           $9.03
-------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                             6.56%

 ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                                  1.34%
-------------------------------------------------------------------
Net investment income                                     5.66%
-------------------------------------------------------------------
 SUPPLEMENTAL DATA
Net assets at end of period (in thousands)              $9,964
-------------------------------------------------------------------
Portfolio turnover rate (annualized)                       332%
-------------------------------------------------------------------

NOTE: Net investment income per share was determined based on average shares outstanding.

TRUSTEES AND OFFICERS


TRUSTEES

STEPHEN B. TIMBERS
President and Trustee

JAMES E. AKINS
Trustee

ARTHUR R. GOTTSCHALK
Trustee

FREDERICK T. KELSEY
Trustee

FRED B. RENWICK
Trustee

JOHN B. TINGLEFF
Trustee

JOHN G. WEITHERS
Trustee

OFFICERS

JOHN E. PETERS
Vice President

J. PATRICK BEIMFORD, JR.
Vice President

GORDON K. JOHNS
Vice President

PHILIP J. COLLORA
Vice President and
Secretary

CHARLES F. CUSTER
Vice President and
Assistant Secretary

JEROME DUFFY
Treasurer

ELIZABETH C. WERTH
Assistant Secretary

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LEGAL COUNSEL                  VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                               222 North LaSalle Street
                               Chicago, IL 60601

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SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

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CUSTODIAN AND TRANSFER AGENT   INVESTORS FIDUCIARY TRUST COMPANY
                               127 West 10th Street
                               Kansas City, MO 64105

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FOREIGN CUSTODIAN              THE CHASE MANHATTAN BANK, N.A.
                               Chase Metro Tech Center
                               Brooklyn, NY 11245

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INDEPENDENT AUDITORS           ERNST & YOUNG LLP
                               233 South Wacker Drive
                               Chicago, IL 60606

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INVESTMENT MANAGER             KEMPER FINANCIAL SERVICES, INC.

PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               120 South LaSalle Street
                               Chicago, IL 60603

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